SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 14, 2008

WELWIND ENERGY INTERNATIONAL CORP.
(Exact name of registrant as specified in its charter)

 (former name or former address, if changed since last report)

Delaware	000-26673	98-0207081
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
10-20172 113B Avenue Maple Ridge, British Columbia Canada V2X 0Y9
Canada
(Address of principal executive offices)
604-460-8487
(Registrant’s Telephone Number)

 (Former name or former address, if changed since last report)

Copy of all Communications to:
Luis Carrillo
SteadyLaw Group, LLP
501 W. Broadway, Suite 800
San Diego, CA 92101
main phone: 619.399.3090
fax: 619.330.1888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE:

The Registrant is amending this Form 8-K to correct an error in the original filing.  There were no unrecorded consulting fees in 2007.  The only change to the Registrant’s consolidated financial statements for the year ended December 31, 2007 involve those as discussed fully herein.

FORM 8-K
CURRENT REPORT

ITEM 4.02.	NONRELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

On May 14, 2008, the chief executive officer and chief financial officer of the Company, under authority granted to them by, and with the approval of, the board of directors, concluded that our previously reported consolidated financial statements included in our annual report for the year ended December 31, 2007 should no longer be relied upon.

In the course of preparing the quarterly report for the period ended March 31, 2008, the Registrant discovered that certain transactions had been previously recorded improperly on the Registrants Financial Statements for the period indicated above.  As a result of this review, on May 14, 2008, after discussion with our Board of Directors, we concluded that we should restate our consolidated financial statements for the period set forth above. The effects of the restatement are as follows:

December 31, 2007

•
The Company will restate its consolidated financial statements for the year ended December 31, 2007 to record a correction to the stock based compensation recognized in the year.  The effect of the restatement is to increase net loss by $416,520 for the year ended December 31, 2007. Net loss per share was unchanged.

Our chief executive officer and chief financial officer, under authority granted to them by the board of directors, discussed all of the foregoing and reviewed it with Manning Elliott, LLP, Chartered Accountants, our independent registered public accounting firm for the periods mentioned above.

The Company anticipates filing corrected financial information for the periods set forth above by May 20, 2008. However, the time required to complete the restatement cannot be stated with certainty at this time and will depend, in part, upon completion of Manning Elliot’s review of the aforementioned financial statements.

Until we have reissued the restated results for the applicable periods discussed above, investors and other users of our filings with the SEC are cautioned not to rely on our financial statements in question, to the extent that they are affected by the accounting issues described above.

Certain statements included in Item 4.02 of this Current Report on Form 8-K, which are not historical facts, are forward-looking statements such as statements about the resolution of SEC comments and the filing of amended periodic reports to reflect the restatement. Such forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and speak only as of the date of this Current Report. These forward-looking statements represent our expectations or beliefs and involve certain risks and uncertainties, including those described in our public filings with the SEC.  The forward-looking statements by their nature involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Welwind Energy International Corp.

Date: June 9, 2008	By:	/s/ Tammy Lynn McNabb,
Tammy Lynn McNabb,
President & CEO